COLUMBIA FUNDS SERIES TRUST I

                            Columbia Small Cap Core Fund
                                  (the "Fund")

    Supplement to the Prospectuses, each dated February 1, 2008, and the Statement of Additional Information, dated March 31, 2008


The fourth and fifth paragraphs in the section of the Fund's Prospectuses entitled "Principal Investment Strategies" are revised and replaced in their entirety as follows:

The Advisor combines fundamental analysis with risk management in identifying value opportunities and constructing the Fund's portfolio. The Advisor considers, among other factors:

o businesses that are believed to be fundamentally sound and undervalued due to investor indifference, investor misperception of company prospects, or other factors.

o various measures of valuation, including price-to-cash flow, price-to-earnings, price-to-sales, and price-to-book value. The Advisor believes that companies with lower valuations are generally more likely to provide opportunities for capital appreciation.

o a company's current operating margins relative to its historic range and future potential.

o potential indicators of stock price appreciation, such as anticipated earnings growth, company restructuring, changes in management, business model changes, new product opportunities, or anticipated improvements in macroeconomic factors.

The Advisor may sell a security when the Advisor determines the security is no longer undervalued; if the Advisor believes that there is deterioration in the issuer's financial circumstances or fundamental prospects, or that other investments are more attractive; or for other reasons.

Alfred F. Alley, III, CFA is no longer a co-manager of the Fund.   Accordingly,
all references in the Fund's Prospectuses and Statement of Additional Information to Alfred F. Alley, III, CFA are removed.









INT-47/155833-0808                                           September 3, 2008